UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Citigroup Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 16, 2019.

CITIGROUP INC.

CITIGROUP INC.
3800 CITIGROUP CENTER DRIVE
BLDG G, MAIL ZONE G3-23
TAMPA, FL 33610-9122

Meeting Information
Meeting Type:	Annual Meeting
For Holders as of:	February 19, 2019
Date: April 16, 2019	Time: 9:00 a.m.
Location:	Citi's Headquarters
388 Greenwich Street
NewYork, NewYork 10013

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
     How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                                    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔     XXXX XXXX XXXX XXXX      (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded.
Please make the request as instructed above on or before April 2, 2019 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote by Internet: To vote now by Internet, go to www.proxyvote.com or from a mobile phone scan the QR code above. Have the information that is printed in the box marked by the arrow ➔   XXXX XXXX XXXX XXXX   available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote in Person: You must have government-issued photo identification and an admission ticket to be admitted. Please review the proxy materials for additional information on what you may need to bring with you to gain access to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Shareholder Meeting Registration: Shareholder Meeting Registration permits shareholders to register for the Annual Meeting and print their admission tickets at their leisure. If you plan to attend the meeting, please obtain an admission ticket by registering no later than April 15, 2019. Click the "Register for Meeting" link at www.proxyvote.com.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1 through 4.

1. Proposal to elect 15 Directors:

1a.	Michael L. Corbat

1b.	Ellen M. Costello

1c.	Barbara J. Desoer

1d.	John C. Dugan

1e.	Duncan P. Hennes

1f.	Peter B. Henry

1g.	S. Leslie Ireland

1h.	Lew W. (Jay) Jacobs, IV

1i.	Renée J. James

1j.	Eugene M. McQuade

1k.	Gary M. Reiner

1l.	Diana L. Taylor

1m.	James S. Turley

1n.	Deborah C. Wright

1o.	Ernesto Zedillo Ponce de Leon

2.	Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2019.

3.	Advisory vote to approve Citi's 2018 executive compensation.

4.	Approval of the Citigroup 2019 Stock Incentive Plan.

The Board of Directors recommends a vote AGAINST Proposals 5 through 7.

5.	Shareholder proposal requesting Shareholder Proxy Access Enhancement to Citi's proxy access bylaw provisions.

6.	Shareholder proposal requesting that the Board adopt a policy prohibiting the vesting of equity-based awards for senior executives due to a voluntary resignation to enter government service.

7.	Shareholder proposal requesting that the Board amend Citi's bylaws to give holders in the aggregate of 15% of Citi's outstanding common stock the power to call a special meeting.